Exhibit 10.1

THIRD RESTATEMENT AGREEMENT

Third Restatement Agreement (this “Third Restatement Agreement”) dated as of June 20, 2014, by and among MEDIACOM COMMUNICATIONS CORPORATION, a Delaware corporation (“MCC”); MEDIACOM BROADBAND, LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“Parent Guarantor”); MCC IOWA LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“MCC Iowa”); MCC ILLINOIS LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“MCC Illinois”); MCC GEORGIA LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“MCC Georgia”); and MCC MISSOURI LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“MCC Missouri,” and, together with MCC Iowa, MCC Illinois and MCC Georgia, the “Borrowers”); each of the lenders party hereto (the “Lenders”); and JPMORGAN CHASE BANK, N.A., a national banking corporation, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”), a Lender and Additional Third Restatement Lender. Capitalized terms not otherwise defined herein shall have the definitions provided therefor in the Second Restated Credit Agreement (as defined below).

WHEREAS, the Borrowers, certain lenders and the Administrative Agent entered into an amended and restated credit agreement dated as of August 2, 2013 (as further amended, supplemented and modified and in effect prior to the Third Restatement Effective Date (as defined herein), the “Second Restated Credit Agreement”)

WHEREAS, the Borrowers, the Majority Lenders and, where required, each Lender and the Administrative Agent have agreed (or are deemed to have agreed in accordance with the Second Restated Credit Agreement) to amend and restate the Second Restated Credit Agreement in its entirety in the form attached as Annex A;

NOW, THEREFORE, it is hereby agreed as follows:

SECTION 1. Amendment and Restatement of Second Restated Credit Agreement. The Second Restated Credit Agreement is hereby amended and restated in its entirety in the form attached as Annex A.

SECTION 2. Conditions to Effectiveness. This Third Restatement Agreement shall become effective upon satisfaction of each of the conditions set forth in Section 6.01 of Annex A.

SECTION 3. No Other Amendments. Except as hereby amended and except as provided below, the terms and provisions of each Loan Document shall remain in full force and effect (including the security interest of the Administrative Agent under the Loan Documents). The Administrative Agent and the Borrowers are hereby authorized to enter into such amendments to the other Loan Documents and the Exhibits to the Second Restated Credit Agreement as the Administrative Agent shall determine are necessary or desirable to reflect the amendment and restatement of the Second Restated Credit Agreement pursuant to this Third Restatement Agreement.

SECTION 4. GOVERNING LAW. THIS THIRD RESTATEMENT AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 5. Counterparts. This Third Restatement Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract. Delivery of an executed counterpart of this Third Restatement Agreement by facsimile or other electronic means shall be equally effective as delivery of the original executed counterpart of this Third Restatement Agreement. Any party delivering an executed counterpart of this Third Restatement Agreement by facsimile or other electronic means shall also deliver an original executed counterpart of this Third Restatement Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability or binding effect of this Third Restatement Agreement.

SECTION 6. Headings. The headings of this Third Restatement Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

IN WITNESS WHEREOF, the parties hereto have executed this Third Restatement Agreement as of the date first written above.

BORROWERS

MCC GEORGIA LLC
MCC ILLINOIS LLC
MCC IOWA LLC
MCC MISSOURI LLC

By:	Mediacom Broadband LLC, a Member

By:	Mediacom Communications Corporation, a Member

By:

Mark E. Stephan, Executive Vice President & Chief Financial Officer

MEDIACOM BROADBAND LLC
By:	Mediacom Communications Corporation, a Member

By:

Mark E. Stephan, Executive Vice President & Chief Financial Officer

MEDIACOM COMMUNICATIONS CORPORATION

By:

Mark E. Stephan, Executive Vice President & Chief Financial Officer

[Mediacom – Signature Page to Third Restatement Agreement]

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent, a Lender and Additional Third Restatement Lender

By:

Name:	Ann B. Kerns
Title:	Vice President

[Mediacom – Signature Page to Third Restatement Agreement]